September 20, 1996
6-1162-JDR-429


Mr. Edward R. Beauvais
Chairman, President and C.E.O.
Western Pacific Airlines
2864 South Circle Drive Suite 1100
Colorado Springs, CO. 80906
Telefax No.:  719-527-7410

Subject:          Revision to Purchase Agreement No.1947

Dear Ed,

The following summarizes our discussions of Thursday, September 19, 1996 relative to revisions to Purchase Agreement No. 1947 (the Purchase Agreement) to reflect the purchase of six (6) firm Model 737-300 aircraft (the Aircraft), six
(6) option Model 737-700 (the Option Aircraft) and six (6) rolling option Model 737- 700 aircraft.

    1. Boeing and Western Pacific agree to execute a Supplemental Agreement to Purchase Agreement No. 1947, substantially in the form of Attachment A, on or before October 4, 1996, except that Letter Agreement No. 6-1162-JDR-395 will be revised to reflect the following:

           a.   Western Pacific will make advance payments as follows:

                 Payment Amount                     Payment Due Date
                 --------------                     ----------------
                  [XXXXXXXX]                         Payment Complete

                  [XXXXXXXX]                         September 20, 1996

                  [XXXXXXXX]                         October 4, 1996

                  [XXXXXXXX]                         November 15, 1996

                  [XXXXXXXX]                         February 15, 1997

           [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXX



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Western Pacific Airlines, Inc.
6-1162-JDR-429   Page 2



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                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]



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Western Pacific Airlines, Inc.
6-1162-JDR-429   Page 3



           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

    2. Boeing agrees to offer Western Pacific an Option Aircraft Agreement substantially in the form of Attachment B. If Boeing and Western Pacific execute such agreement, [XXXXXXXX] of the payments made in accordance with paragraph 1 above will be applied to the Option Aircraft Agreement as Option Deposits to be held against the Option Aircraft.

    3. Notwithstanding the provisions of Article 10 of the Purchase Agreement, with respect to predelivery assignment of Western Pacific's rights and obligations under the Agreement, Boeing and Western Pacific agree that Western Pacific shall not assign any of its rights and obligations under the Purchase Agreement to any third party, without Boeing's prior written consent, which will not be unreasonably withheld. Boeing agrees to discuss in good faith, on a case by case basis, the terms and conditions under which predelivery assignment of Western Pacific's rights to a third party may be acceptable.




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Western Pacific Airlines, Inc.
6-1162-JDR-429   Page 4


Please acknowledge your concurrence with the above by signing below and returning a telefaxed copy to the undersigned.


Best Regards,



/s/ J. D. Robinson
-------------------------------
J. D. Robinson
Regional Director
Aircraft Contracts
Boeing Commercial Airplane Group




Accepted and Agreed to this 20th day of September 1996.




/s/ Edward R. Beauvais
--------------------------
Edward R. Beauvais
Chairman, President and
Chief Executive Officer
Western Pacific Airlines



Attachments



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